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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    --------


                                   FORM 8-A/A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(B) OR 12(G) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                CHOICEPOINT INC.
           ----------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                  GEORGIA                                               58-2309650
--------------------------------------------     -----------------------------------------------------
  (State of incorporation or organization)                            (IRS employer
                                                                    identification no.)

If this form relates to the registration of a    If this form relates to the registration of a class
class of securities pursuant to Section 12(b)    of securities pursuant to Section 12(g) of the
of the Exchange Act and is effective pursuant    Exchange Act and is effective pursuant to General
to General Instruction A.(c), please check       Instruction A.(d), please check the following
the box. [X]                                     box.

           1000 Alderman Drive
           Alpharetta, Georgia                                            30005
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  (Address of principal executive offices)                              (zip code)
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Securities Act registration statement file number to which this form relates: _____________
             (if applicable)

Securities to be registered pursuant to Section 12(b) of the Act:

                         Rights to Purchase Common Stock
                          (Pursuant to Rights Agreement)
                         -------------------------------
                                (Title of Class)

Securities to be registered pursuant to Section 12(g) of the Act:

                                      None
                                      ----


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ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

General

         On June 21, 1999, ChoicePoint Inc., a Georgia corporation
("ChoicePoint"), amended the Rights Agreement, dated October 29, 1997 (the
"Plan"), to modify the definition of "Acquiring Person" while continuing to provide that Acquiring Person shall mean any person who is the Beneficial Owner
(as defined in the Plan) of 15% or more of ChoicePoint Common Stock.


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ITEM 2.  EXHIBITS

         The following exhibits are filed as part of the Registration Statement:

         3.01*    Articles of Incorporation, as amended.

         3.02**   Bylaws, as amended.

         4.01*** Rights Agreement, dated as of October 29, 1997, by and between ChoicePoint Inc. and SunTrust Bank, Atlanta.

         4.02     Amendment No. 1 to the Rights Agreement, dated as of June 21,
                  1999.

         ----------------
         *        Incorporated herein by reference to the exhibit of the same number in the Company's Registration Statement on Form S-1
                  (Commission File No. 333-30297), filed June 30, 1997.
         **       Incorporated herein by reference to the exhibit of the same number in the Company's Form 10-Q (Commission File No.
                  001-13069), filed August 13, 1999.
         ***      Incorporated herein by reference to the exhibit 4.02 in the
                  Company's Form 8-A (Commission File No. 001-13069), filed
                  November 5, 1997.


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                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange
Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                CHOICEPOINT INC.



                                            By: /s/ J. Michael de Janes
                                               --------------------------------
                                                J. Michael de Janes
                                                General Counsel and Secretary

Dated:  August 17, 1999

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                                  EXHIBIT INDEX

Exhibit
  No.                    Description

3.01*                    Articles of Incorporation, as amended.

3.02**                   Bylaws, as amended.

4.01*** Rights Agreement, dated as of October 29, 1997, by and between ChoicePoint Inc. and SunTrust Bank,
                         Atlanta.

4.02                     Amendment No. 1 to the Rights Agreement, dated as of
                         June 21, 1999.

         ----------------
         *        Incorporated herein by reference to the exhibit of the same number in the Company's Registration Statement on Form S-1
                  (Commission File No. 333-30297), filed June 30, 1997.
         **       Incorporated herein by reference to the exhibit of the same number in the Company's Form 10-Q (Commission File No.
                  001-13069), filed August 13, 1999.
         ***      Incorporated herein by reference to the exhibit 4.02 in the
                  Company's Form 8-A (Commission File No. 001-13069), filed
                  November 5, 1997.


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